EXHIBIT 10.1
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                      Shanghai Newsummit Biopharma Co., Ltd
                               Employment Contract

                                                      Enrollment No:

Party A: Shanghai Newsummit Biopharma Co., Ltd
Party B: ______
Home Address of Party B(Registered Permanent Residence): ______

Pursuant to the Constitution and Labor Law of People's Republic of China, regulations and rules of national and local government labor administration, Party A and Party B agree to sign this contract as follows:

1.   Term of validity

1. The period of service will start from DATE/MONTH/YEAR to DATE/MONTH/YEAR; including a Probation period from DATE/MONTH/YEAR to DATE/MONTH/YEAR.
2. Party A has the right to cancel the contract during the probation period if Party B isn't qualified to fulfill his duty.
3. This contract shall be terminated when expired; the Contract can be renewed base on the mutual agreement of both parties

2.   Job Position

1.   Party A appoints Party B as the Job Position of ___ in Department.
2. Party A has the right to change Party B's job position refer to the needs of Party A's operation and to the ability and performance of Party B. Party B has the right to complain or present his opinion; However Party A has to subordinate himself to the arrangement of Party A, unless his opinion has been accepted by Party A.
3. During the service period, Party B shall fulfill his professional and/or management work according to Party A's time, quality and quantity requirements.

3.   Working Protections and Conditions

1. Party A shall provide Party B working conditions, appliances and necessary occupational safety equipments according to the national occupational safety and health standards; Party A shall also provide training and education relevant to working protections and working safety.
2. Party B shall be observant of the working safety rules of Party A; take good care of the working appliances and occupational safety equipments and use them correctly; undertake safe working and gently working.

4.   Training and Education

During the service period, Party A is responsible to provide Party B training and education relevant to business ethic, technologies, working safety and other rules and regulations of Party A.

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5.    Hours of work

1. Party A implements the policy of eight-hour workday; the working hours of each week shall not be more than 40 hours averagely. The on and off time of working shall in accordance to the rules of Party A.
2. Party B enjoys National holidays, Marriage leaves, Funeral leaves, maternity leaves and other salaried holidays and leaves in accordance to the PRC laws.
3. In the event Party B need to work overtime due to the needs of business, Party A shall pay Party B certain economic considerations or holidays in accordance to the rules of Shanghai Government and/or Party A.

6.    Compensation

1. According to the recent salary policy of Party A, the monthly salary of Party B is RMB_____; this salary standard can be adjusted as if Party A changes its compensation policy.
2. The monthly salary will be payable in arrears; the payoff day is DATE of each month.

7.    Labor Insurances and Welfares

1. Party A shall pay for Party B's Endowment Insurance, Medicare Insurance, Un-employment Insurance, Accumulation Fund and other social security expenses termly in accordance to the national and local laws and regulations.
2. In the event Party B needs medic care due to illness or non-working related injury, Party A shall give Party B certain medic care time in accordance to Shanghai Employment Contract Rules. The payable of salaries and medic fees of Party B during the medic care period shall accordance to the national and local laws, regulations and the policies of Party A.
3. Party A shall provide Party B necessary occupational safety equipments and health checks.

8.    Labor Discipline

1. Party B shall abide by the laws and regulations of national and local government.
2. Party B shall observe labor discipline, confidential rules and other rules made by Party A.
3. In the event Party B breach the labor disciplines and/or rules of Party A, Party has the right to criticizing, correcting or punish Party B; or even to terminate this contract.
4. Party B shall treat Party A's business secret in strictest confidence; Party B is not allowed to use Party B's business secret to gain any economic benefits for himself or for any other business organizations.

9.    Modification and Termination of the Contract

1. As this employment contract is to be signed pursuant to the laws and regulations of PRC, Both parties should abide by the contract and should refrain from modification and termination of the contract without mutual consent.

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2.    Any modification of this contract shall be made through mutual agreement of both parties and through legal routines.
3.    Party A has the right to dismiss Party B in one of below events that:
1) Party B is proved unqualified to fulfill his work during the Probation period.
2) Party B commits serious breach of the labor disciplines and rules of Party A;
3) Party B commits gross neglect of duty or cheating which causes serious loss of Party A;
4)    Party B is claimed to a criminal responsibility or sent to Labor
      Education.
4. Party A has the right to terminate this contract in one of below events by giving a written notice 30 days beforehand that:
1)    Party B is not able to perform the original work and the new work Party
      A appoints him due to illness or non-working related injury after medic care.
2) Party B is not able to perform the work of his position, and not subordinate himself to the other position Party A appoints him; or after training or position change, Party B still not able to perform his work.
3) The circumstance has a great change after the contract has been signed, which causes the contract is not able to perform; and both parties are not able to reach mutual agreement for the modification of this contract.
4) Party A is facing bankrupt or legal consolidating or its operation has serious difficulties and therefore must layoff employees.
5. Party B has the right to notice Party A to terminate the contract in one of the below circumstances that:
1)    The contract is during the probation period;
2) Party A illegally forces Party B to work by means of violence or limit of Party B's personal freedom;
3) Party A fails to pay Party B compensation or provide working condition in accordance to this contract.
4) Party B gives no less than one month notice to Party A if he wants to resign for some reasons.
6. Party A is not allowed to terminate employee contract when Party B is under below circumstances unless both parties mutual agree to do so:
1) Party B is being treated during the legal medic care period of because of illness or non-working related injury;
2) Party B is ill or injured caused by occupation and the Labor Appraisal Committee has concluded that he has lost his whole or part of ability to work during and/or after the medic care period.
3)    Party B (If Female) is pregnant, giving birth or suckle.
4) The contract hasn't expired and also Article 9.1 or 9.2 of this contract is not applicable.

7. In the event Party A give Party B financial aids for his training, and require Party B to extend this contract, both parties shall sign a contract separately.

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8.    In the event that Party A finish the procedures of introduction of special talent on technology and management and introduce Party B as such a special talent from other provinces based on Party B's request, Party B Shall serve Party A for __ years after Party B is granted a Shanghai Citizenship. If Party B resign from the company or leave company for his own reason, Party A shall claim Party B part or the whole compensation of RMB____, discounted by the period he actually served. Party B shall compensate 100% if his service period is less than one year, compensate
      70% if the service period is more than one year, compensate 30% if the service period is more than two years. Party B Shall not give Party A any compensation if he has serve the company for three years after he got the shanghai citizenship.

10.   Other mutual agreed issues None

11.   BREACH OF THE AGREEMENT AND REMEDY

If any party breaches this employment contract and causes financial losses of the other party, the responsible party shall, based on the losses and its responsibilities, pay certain financial compensation to the other party in accordance to the national and local laws and regulations, Party A's rules and the mutual agreements between parties.

12.   Dispute settlement

1. Both Parties shall resolve any dispute arising from or in connection with performance of this contract, dismissal or fired-out in an amicable manner.

2. If the dispute cannot be resolved through negotiation, either Party has the right to submit this dispute to arbitration of the Labor Dispute Arbitration Committee in the place Party A is registered.

3. If a Party is not satisfied by the result of arbitration, it has the right to file a suit in the court of the jurisdiction in the place Party A is registered.


13.   General

1. This Agreement may be executed in 2 of counterparts; the parties have caused this Agreement to be executed by their signature and seal. Each of which shall constitute an original document, but all of which shall constitute the same agreement.

2. Matters not mentioned herein shall be executed in accordance to Labor Law, Shanghai Employment Contract Rules and the policy of Party A.

3. In the circumstance the terms of this contract conflict with laws, regulations and policies of the PRC; the PRC laws, regulations and policies shall take priority.


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Party A
Duly Authorized Representative

Date:

Party B


Date:






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